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                                                                   EXHIBIT 10.31


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

                                 SCANSOFT, INC.
                                 PROMISSORY NOTE

Euro 5,000,000                                              January 30, 2003

      1. Principal and Interest. ScanSoft, Inc. (the "COMPANY"), a Delaware corporation, for value received, hereby promises to pay to the order of KONINKLIJKE PHILIPS ELECTRONICS N.V., a limited liability company organized under the laws of The Netherlands ("PAYEE") in lawful euro money at the principal office of the Company, the principal amount of Euro Five Million (euro 5,000,000), together with simple interest at the rate of five per cent per annum. Accrued interest shall be payable in cash at the time the Company pays the principal amount of this Note. This Note is due and payable on demand, which may be made at any time after December 31, 2003 (the "MATURITY DATE").

      2. No Payment if Unlawful. Notwithstanding anything herein to the contrary, no payment hereunder shall be required at any time that such payment would be unlawful under any applicable law.

      3. Attorneys' Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by Payee.

      4. Prepayment. This Note may be pre-paid by the Company at any time.

      5. Acceleration. This Note shall become immediately due and payable if (i) the Company commences any proceeding in bankruptcy or for dissolution, liquidation, winding-up, or other relief under state or federal bankruptcy laws;
(ii) such proceedings are commenced against the Company, or a receiver or trustee is appointed for the Company or a substantial part of its property, and such proceeding or appointment is not dismissed or discharged within 60 days after its commencement; (iii) the Company is unable to, or admits in writing its inability to, pay its debt when they become due; (iv) the Company makes an assignment for the benefit of creditors, or petitions or applies to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial portion of its
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assets or has a receiver, custodian or trustee appointed for all or a substantial portion of its assets; or (v) the Company takes any action effectuating, approving or consenting to any of the foregoing.

      6. Waivers. Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or any other right. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No course of dealing between the Company and Payee shall operate as a waiver of any rights by Payee. This Note is being delivered in and shall be construed in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions thereof.

      7. Representations and Warranties.

            (a) By the Payee. Payee represents and warrants to the Company as follows:

                  (i) Investment Intent. Payee, by acceptance of this Note, represents and warrants to the Company that this Note is for Payee's own account for investment and not with view to resale or distribution of this Note. Payee is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "ACT"). Payee understands that the Note has not been registered under the Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                  (ii) Rule 144. Payee acknowledges that the Note must be held indefinitely unless subsequently registered under the Act, or unless an exemption from such registration is available. Payee is aware of the provisions of Rule 144 promulgated under the Act that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions. Payee acknowledges that if such conditions are not obtained, Payee may be required to hold the Note indefinitely.

            (b) By the Company. The Company represents and warrants to Payee as follows:

                  (i) Authorization. The Company has duly authorized the sale and issuance of the Note. All corporate action on the part of the Company, its directors and stockholders necessary for the issuance of the Note and the performance of the Company's obligations under the Note have been duly taken. The Note is a valid, binding and enforceable obligation of the Company, subject to applicable bankruptcy, insolvency, organization or similar laws relating to or affecting the enforcement of creditor's rights and to the availability of the remedy of specific performance. The execution and delivery of the Note and the performance by the Company of its terms do not violate, conflict with or result in a material breach of (i) the Company's Certificate of Incorporation, as amended through the Closing; (ii) the Company's bylaws; or (iii) any judgment, decree, order, statute, injunction, rule or regulation of any governmental authority.


                  (ii) Valid Issuance. Based in part upon the representations of Payee above, this Note has been issued in compliance with all federal and state securities laws (including Section 4(2) of the Act). Without limiting the generality of the foregoing, neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell, or has offered to sell or will offer to sell, any equity, debt or other securities of the Company to any person or persons so as to bring the issuance or sale by the Company of this Note within the registration provisions of the Act.

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      8. Notices. Any notice, other communication or payment required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or upon deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:

                      If to Payee:

                      KONINKLIJKE PHILIPS ELECTRONICS N.V.
                      Breitner Center Amstelplein 2
                      P.O. Box 77900
                      1070 MX Amsterdam
                      The Netherlands
                      Attention:  General Secretary
                      Telephone: +31 20 597 7232
                      Facsimile: +31 20 597 7230

                      With a copy to:

                      SULLIVAN & CROMWELL
                      125 Broad Street
                      New York, NY  10004
                      Telephone:  (212) 558-3653
                      Telecopy:  (212) 558-3588
                      Attn:  Neil Anderson

                      If to Company:

                      ScanSoft, Inc.
                      9 Centennial Drive
                      Peabody, MA 01960
                      U.S.A.
                      Attention:  Chief Financial Officer
                      Telephone:  (978) 977-2000
                      Facsimile:  (978) 977-2436


                      With a copy to:

                      Wilson Sonsini Goodrich & Rosati, P.C.
                      7927 Jones Branch Drive, Suite 400
                      McLean, VA  22102
                      U.S.A.
                      Attention:  Robert D. Sanchez, Esq.
                      Telephone:  (703) 734-3100
                      Facsimile:  (703) 734-3199

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Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressee notice of such new address in conformance with this paragraph.

      9. Amendment. This Note may be amended, or any provision hereof may be waived, in a writing signed by the Company and Payee.

      10. Severability. In the event that one or more of the provisions of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      11. No Impairment. The Company shall not intentionally take any action which would impair the rights and privileges of this Note as set forth herein or the rights and privileges of Payee as set forth herein or as afforded under applicable law.

      12. Replacement Note. In the event that Payee notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note shall be issued by the Company to Payee.

      13. Assignment. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by either party without the prior written consent of the other party.

      14. Successors and Assigns. Subject to the restrictions on assignment described in Section 13 above, the rights and obligations of the Company and Payee of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.



                           [SIGNATURE PAGE TO FOLLOW]

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      This Note has been executed as of the date first set forth above.

SCANSOFT, INC.                             KONINKLIJKE PHILIPS ELECTRONICS N.V.


By: /s/ Michael K. Tivnan                    By: /s/ E. Coutinho
   -------------------------------------         -------------------------------

Name: Michael K. Tivnan                      Name: E. Coutinho
   -------------------------------------         -------------------------------

Title: President & COO                       Title: Authorized Signatory
   -------------------------------------         -------------------------------